                                                                    EXHIBIT 23.1

              INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM CONSENT

We consent to the incorporation by reference in Registration Statement No. 333-115796 of CenterPoint Energy, Inc. on Form S-8 of our report dated June 10, 2005 appearing in this Annual Report on Form 11-K of the CenterPoint Energy, Inc. Savings Plan for the year ended December 31, 2004

/S/ MC CONNELL & JONES LLP
--------------------------

Houston, Texas
June 28, 2005

                                       16